THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

 Lincoln ChoicePlusSM Design

Supplement dated February 13, 2014 to the Prospectus dated May 1, 2013

This supplement outlines a change to the investment options that are available under your Lincoln ChoicePlusSM Design variable annuity. All other provisions outlined in your prospectus remain unchanged.

Huntington VA Balanced Fund.  The Huntington Funds trust has informed us that the Huntington VA Balanced Fund will be dissolved and liquidated on or about the close of business on May 16, 2014, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the Huntington VA Balanced Fund Subaccount and into another Subaccount within your contract prior to the close of business May 15, 2014. Any transfer you make must comply with the Investment Requirements applicable to your contract.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Money Market Fund Subaccount. Once this transfer occurs, any future allocations of purchase payments and/or contract value that you previously designated to the Huntington VA Balanced Fund Subaccount will be allocated to the LVIP Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise.

If you are satisfying the Investment Requirements for your Living Benefit Rider by allocating 100% of your Contract Value among the Subaccounts listed as available in the prospectus, you will have to affirmatively make a transfer out of the Huntington VA Balanced Fund Subaccount to another available Subaccount.  We will not automatically move your Contract Value into the LVIP Money Market Fund Subaccount, as that Subaccount does not comply with the 100% Investment Requirements.

For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.